UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A
                                 Amendment No. 1
                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):

                                 August 5, 2005


                             DPAC TECHNOLOGIES CORP.
             (Exact name of registrant as specified in its charter)


           California                   0-14843                 33-0033759
  (State or other jurisdiction  (Commission File Number)      I.R.S. Employer
        of incorporation)                                 Identification Number


                7321 Lincoln Way, Garden Grove, California 92841
               (Address of principal executive office) (Zip Code)

                                  714/ 898-0007
               Registrant's telephone number, including area code


                                 Not Applicable
         (Former name or former address, if changed since last report.)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|X| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 - Registrant's Business and Operations

Item 1.01  Entry into a Material Definitive Agreement

(a)

On October 20, 2005 the Registrant entered into amendments of two material agreements:

1. The Second Amendment, dated October 20, 2005, to the Agreement and Plan of Reorganization (the "Second Amendment") between the Registrant and QuaTech, originally entered into on April 26, 2005, as subsequently amended by the First Amendment dated August 5, 2005.

2. The First Amendment to the Licensing Agreement, dated October 20, 2005 (the "License Amendment") among the Registrant, Quatech and DCV that licenses DCV and QuaTech and their successors the rights to manufacture and distribute the Registrant's Airborne(TM) wireless technology.

The amendments to the agreements were announced in a press release dated October 20, 2005 and attached hereto as Exhibit 99.2, and incorporated herein by this reference.

The Registrant and QuaTech entered into an Agreement and Plan of Reorganization on April 26, 2005 which provided for the Registrant's subsidiary to merge with and into QuaTech, Inc., an Ohio Corporation, in a stock for stock exchange, subject to shareholder approval and certain other conditions (the "Merger"), incorporated herein by this reference. As a result of certain changes in circumstances since the signing of the original agreement and the amendments, and in order to facilitate the closing of the Merger, the parties entered into the aforementioned agreements on October 20, 2005. DCV is the holder of 100% of the preferred stock of QuaTech.

The Second Amendment changes the exchange ratio of the Registrant's common stock to be issued upon the closing of the business combination for each share of QuaTech common and preferred stock. The exchange ratio would result in existing DPAC shareholders owning approximately 30% of the issued and outstanding common stock of the combined entity created by the merger of QuaTech and DPAC, prior to the conversion of the bridge loan provided by DCV to DPAC on August 5, 2005. After the conversion of the bridge loan, which occurs automatically upon the consummation of the merger with QuaTech, provided the merger occurs on or before February 3, 2006, existing DPAC shareholders would own approximately 25.5% of the issued and outstanding common stock after the Merger.

The Second Amendment also extends the termination date of the Agreement and Plan of Reorganization to March 31, 2006, and establishes as a condition to the closing of the business combination a requirement that QuaTech consummate $3.1 million in debt financing prior to the Merger, and subsequently exercise its option to prepay license fees, as described in the First Amendment to the License Agreement as described below.

Section 2 - Financial Information

Item 2.01   Disposition of Assets

As stated in item 1.01 the Registrant has licensed all its technology to DCV pursuant to the License Agreement. (Item 1.01, which contains relevant information, is incorporated herein by this reference).

The License Amendment grants an option to QuaTech to elect to prepay all exclusive license fees under the original license agreement for a one-time cash payment of $2.4 million, subject to DPAC shareholder approval. Under the License Amendment, the parties agree that $2.4 million shall be considered the fair market value of the exclusive license. If QuaTech elects to exercise its option to prepay the license fees, the cash payment will be held in escrow pending the outcome of the DPAC shareholder vote to approve the License Agreement and pending the merger. If DPAC shareholders approve the License Agreement, and if the Agreement and Plan of Reorganization is terminated for any reason, QuaTech shall be entitled to a return of the escrowed funds, and the license will be converted to a non-exclusive license under which QuaTech will continue to be obligated to pay license fees to DPAC based on unit shipments of Airborne(TM) wireless products.


Section 5 - Corporate Governance and Management

Item 5.01  Changes in Control of Registrant


If the Merger is completed, DCV will beneficially own approximately 52.4% of the Registrant's common stock, and this will result in a Change of Control (Item 1.01, which contains relevant information, is incorporated herein by this reference).

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

                  (c)      Exhibits

Exh. No.   Description
--------  -----------------------------------------------------------
2.4 Agreement and Plan of Reorganization dated April 26, 2005 among the Registrant, DPAC Acquisition Sub, Inc. and QuaTech, Inc., including selected exhibits: Forms of Shareholder and Registration Rights Agreement, Employment Agreement for Steven Runkel and Employment Agreement for Creighton Early. Other exhibits listed in the exhibit list in the Table of Contents have been omitted from this filing but will be filed by the Registrant if requested by the Securities Exchange Commission*

2.4.1     Typed signatures to Exhibit 2.4**

2.4.2 First Amendment dated August 5, 2005 to Agreement and Plan of Reorganization***

2.4.3 Second Amendment dated October 20, 2005 to Agreement and Plan of Reorganization

2.5       License Agreement dated August 5, 2005***

2.5.1 First Amendment dated October 20, 2005 to License Agreement dated August 5, 2005

10.24     Bridge Loan and Escrow Agreement dated July 29, 2005***

10.25     Convertible Term Note dated August 5, 2005***

10.26     Loan Agreement dated August 5, 2005***

10.27     Security Agreement dated August 5, 2005 with attached Riders***

99.1      Press Release of Registrant dated August 5, 2005***

99.2      Press Release of Registrant dated October 20, 2005
-----------------------------------------------------------------------------

* Filed as a like-numbered Exhibit to the Registrant's Form 8-K/A filed with the SEC on April 27, 2005.
** Filed as a like-numbered Exhibit to the Registrant's Form 8-K/A filed with the SEC on May 20, 2005.
*** Filed as a like-numbered Exhibit to the Registrants Form 8-K filed with the SEC on August 9, 2005.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            DPAC Technologies Corp.
                            (Registrant)

                            Date  October 20, 2005

                               /s/ Creighton K. Early
                            ----------------------------------------------------
                            (Signature)

                            Creighton K. Early, Chief Executive Officer
                            ----------------------------------------------------
                            (Name and Title)

Exh. No.   Description
--------  -----------------------------------------------------------
2.4 Agreement and Plan of Reorganization dated April 26, 2005 among the Registrant, DPAC Acquisition Sub, Inc. and QuaTech, Inc., including selected exhibits: Forms of Shareholder and Registration Rights Agreement, Employment Agreement for Steven Runkel and Employment Agreement for Creighton Early. Other exhibits listed in the exhibit list in the Table of Contents have been omitted from this filing but will be filed by the Registrant if requested by the Securities Exchange Commission*

2.4.1     Typed signatures to Exhibit 2.4**

2.4.2 First Amendment dated August 5, 2005 to Agreement and Plan of Reorganization***

2.4.3 Second Amendment dated October 20, 2005 to Agreement and Plan of Reorganization

2.5       License Agreement dated August 5, 2005***

2.5.1 First Amendment dated October 20, 2005 to License Agreement dated August 5, 2005

10.24     Bridge Loan and Escrow Agreement dated July 29, 2005***

10.25     Convertible Term Note dated August 5, 2005***

10.26     Loan Agreement dated August 5, 2005***

10.27     Security Agreement dated August 5, 2005 with attached Riders***

99.1      Press Release of Registrant dated August 5, 2005***

99.2      Press Release of Registrant dated October 20, 2005
-----------------------------------------------------------------------------

* Filed as a like-numbered Exhibit to the Registrant's Form 8-K/A filed with the SEC on April 27, 2005.
** Filed as a like-numbered Exhibit to the Registrant's Form 8-K/A filed with the SEC on May 20, 2005.
*** Filed as a like-numbered Exhibit to the Registrants Form 8-K filed with the SEC on August 9, 2005.